UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 3, 2011

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3015 16th Street SW, Suite 100 Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

_________________________________________________________________________________________

ITEM 8.01.                      Other Events.

On June 3, 2011, Investors Real Estate Trust issued a press release to announce that its Board of Trustees has declared distributions on the Company’s common shares of beneficial interest and Series A Cumulative Redeemable Preferred Shares.  The press release is incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.                      Financial Statements and Exhibits.

The following exhibit relating to Item 8.01 of this Current Report on Form 8-K is filed herewith:

Exhibit 99.1.                      Press Release dated June 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer

Date: June 3, 2011